SHARE CLASS & TICKER	A Shares ([**])	Institutional Shares (FTHMX)
	C Shares ([**])	R6 Shares ([**])

** Shares listed above denoted with [**] will be offered for sale at a later date.

FullerThaler Behavioral Mid-Cap Equity Fund Summary Prospectus January 28, 2026

Before You Invest

Before you invest, you may want to review the FullerThaler Behavioral Mid-Cap Equity Fund’s (the “Mid-Cap Equity Fund” or the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund including its statement of additional information (SAI) and most recent reports to shareholders, online at www.fullerthalerfunds.com. You can also get this information at no cost by calling 888-912-4562 or by sending an e-mail request to Fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated January 28, 2026, and the Fund’s most recent report to shareholders dated September 30, 2025.

Investment Objective

The Mid-Cap Equity Fund seeks long-term capital appreciation.

Fees and Expenses of the Mid-Cap Equity Fund

The tables below describe the fees and expenses that you may pay if you buy, sell, or hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations of the Fund’s Prospectus. More information about these and other discounts is available from your financial intermediary and as described under “CLASSES OF SHARES” in the Fund’s Prospectus. No initial sales charge is assessed on aggregated purchases of $1 million or more in all FullerThaler Funds. You are also eligible for a discount on A Shares sales charges beginning with a minimum purchase of $50,000. The Fund also permits you to reduce the front-end sales charge you pay on A Shares by exercising your Rights of Accumulation or Letter of Intent privileges with respect to your investments in FullerThaler Funds, as described under “CLASSES OF SHARES – A Shares” in the Fund’s Prospectus.

	Share Class
	A	C	Institutional	R6
Shareholder Fees (fees paid directly from your investments)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	1.00%	1.00%	None	None

	Share Class
	A(1)	C(1)	Institutional	R6(1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.45%(2)	0.20%	0.27%(2)	0.20%
Total Annual Fund Operating Expenses	1.45%	1.95%	1.02%	0.95%
Expense Reductions(3)	(0.18)%	(0.13)%	(0.19)%	(0.22)%
Total Annual Fund Operating Expenses After Expense Reductions(3)	1.27%	1.82%	0.83%	0.73%

FullerThaler Behavioral Mid-Cap Equity Fund

FullerThaler Behavioral Mid-Cap Equity Fund	Summary Prospectus January 28, 2026

(1)	The Fund’s A Shares, C Shares, and R6 Shares have been approved by the Capitol Series Trust’s (the “Trust”) Board of Trustees but are not yet available for purchase and are not being offered at this time. The Fund’s A Shares, C Shares, and R6 Shares will be offered for sale at a later date. Because the Fund’s A Shares, C Shares, and R6 Shares have no operating history, “Other Expenses” for the share classes are based on estimated expenses for the current fiscal year.
(2)	The Trust has adopted an Administrative Services Plan (the “Services Plan”) for A Shares and Institutional Shares of the Fund. The Services Plan allows the A Shares and Institutional Shares of the Fund to pay service organizations for the provision of certain administrative, recordkeeping and other non-distribution related shareholder services to A Share and Institutional Share shareholders. The Services Plan permits the Fund to make service fee payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its A Shares and up to 0.20% of the Fund’s average daily net assets attributable to its Institutional Shares. “Other Expenses” reported in the table above for A Shares and Institutional Shares include an allocation of up to 0.03% of this services fee payable to the Fund’s investment adviser, Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”) for certain non-distribution related shareholder services that it provides pursuant to a Shareholder Services Agreement between the Trust and FullerThaler adopted pursuant to the Services Plan. This Shareholder Services Agreement and fee allocation to FullerThaler were authorized by the Board of Trustees (the “Board”) of the Trust pursuant to the Services Plan in March 2023, and is in effect for the Fund. For additional information regarding the Services Plan, refer to “Service Fees – A Shares, Investor Shares and Institutional Shares” in the Fund’s prospectus.
(3)	FullerThaler has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.23%, 1.78%, 0.79%, and 0.69% for A Shares, C Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2027. The expense limitation does not apply to (i) interest (other than custodial overdraft fees), (ii) taxes, (iii) brokerage fees and commissions, (iv) fees associated with a Fund’s participation in an alternative liquidity program, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales and (vii) indirect expenses such as acquired fund fees and expenses incurred by the Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement.

Example:

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the expense waiver/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based for all time periods on Total Annual Fund Operating Expenses.

Example: Assuming you redeem your shares at the end of each period

Share Class	1 Year	3 Years	5 Years	10 Years
A Shares	$697	$991	$1305	$2196
C Shares	$185	$600	$1040	$2264
Institutional Shares	$85	$306	$545	$1231
R6 Shares	$75	$281	$504	$1146

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example above, can adversely affect the Fund’s investment performance. The Mid-Cap Equity Fund’s portfolio turnover rate is normally expected to be under 80%. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

FullerThaler Behavioral Mid-Cap Equity Fund

FullerThaler Behavioral Mid-Cap Equity Fund	Summary Prospectus January 28, 2026

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid capitalization (“mid-cap”) companies based in the U.S. (“80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy. The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S. The Fund defines mid-cap companies as companies whose market capitalizations are generally in the middle of an upper and lower bound. For the upper bound, we use companies whose market capitalizations are generally equal to or below 40% of total US market capitalization, or companies whose market capitalizations are smaller than or equal to the largest company in the Russell MidCap® Index, whichever results in the higher market capitalization break. For the lower bound, we use companies whose market capitalizations are generally equal to or above 3% of total U.S. market capitalization, or companies whose market capitalizations are equal to or larger than the smallest company in the Russell MidCap® index, whichever results in the lower market capitalization break. Based on market capitalization data as of September 30, 2025, the market capitalization of a mid-cap company would be between $1.07 billion and $147.50 billion. This dollar amount will change due to market conditions. The size of the companies included in the Russell MidCap® Index will change as a result of market conditions and reconstitution of the Index.

The Fund seeks to achieve its investment objective by building a diversified portfolio of U.S. stocks in a disciplined process that applies the proprietary research of FullerThaler, the Fund’s investment adviser, on the behavioral biases of other investors. FullerThaler’s investment process is based on decades of research into behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules of thumb, and have priorities beyond risk and return. FullerThaler’s process identifies and exploits those mistakes. The Adviser’s analysis includes making educated predictions of when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity. Investors can make mistakes trading individual stocks or trading bundles of stocks, such as trading among industry index funds, or embedding biases into stock-picking algorithms. There are two kinds of mistakes that produce buying opportunities: over-reaction and under-reaction. Investors may over-react to bad news and losses (e.g., panic) that may present opportunities in typically value-oriented stocks, or they may under-react to good news (e.g., not pay attention) that may present opportunities in typically growth-oriented stocks. At the individual stock level, FullerThaler searches for events related to insider buying, earnings announcements, and other news that suggest that suggest investor mistakes due to behavioral biases. (over-reaction or under-reaction). Similarly, when FullerThaler sees positive earnings surprises or other good news, FullerThaler buys if its analysis suggests the good news is big and persistent, that other investors are likely to under-react to the good news, and the company has solid fundamentals. The Adviser draws from its more than 30 years of experience in analyzing events that suggest investor mistakes. If these behaviors are present, FullerThaler then proceeds to its fundamental analysis of the company, with a focus on downside analysis. When FullerThaler sees insider-buying in a stock –executives either buying for their own account or buying back shares of the company on the company’s behalf – FullerThaler buys if its analysis suggests that insider buying is big and unusual, that other investors are likely over-reacting to bad news, and the company has solid fundamentals. In summary, if an investor mistake is likely and the company has solid fundamentals, the portfolio managers buy the stock. The portfolio managers generally sell when they believe investor mistakes have reversed or the firm’s fundamentals deteriorate. There is no set length of time that the Fund expects to hold a particular security. The Fund seeks to deliver similar risk characteristics to the Russell MidCap® Index (“Performance Benchmark”). The Fund does not intend to deliver similar risk characteristics to the Russell 1000® Equal Weight Index which is a benchmark only for regulatory purposes (“Regulatory Benchmark”).

The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”) and Exchange Traded Funds (“ETFs”) whose investment characteristics are consistent with the Fund’s principal investment strategy. REITs are pooled investment vehicles that generally invest in income-producing real estate or real estate-related loans or interests. The Fund will generally invest in liquid REITs that are in the mid-cap market capitalization range defined above. An ETF is a marketable security that typically tracks a stock index or other basket of assets. Although similar in many ways, ETFs differ from mutual funds because ETF shares trade like common stock on an exchange, with a fluctuating price throughout the day as shares are bought and sold.

The Fund may also lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy.

The Fund may invest in multiple sectors and may concentrate its investments in a particular sector by investing greater than 25% of the Fund’s total assets in such sector when its Behavioral Strategy indicates that such concentration would be appropriate from an investment perspective. The Fund will not invest more than 25% of its net assets in any particular “industry” as that term is used in the Investment Company Act of 1940, as amended. The Fund expects to hold individual position sizes typically ranging up to 5% of the Fund’s net assets. Before trading, the portfolio managers review the portfolio’s characteristics relative to its benchmark, and may adjust position sizes to control exposures to sectors, volatility in relation to the market, and other characteristics.

FullerThaler Behavioral Mid-Cap Equity Fund

FullerThaler Behavioral Mid-Cap Equity Fund	Summary Prospectus January 28, 2026

Principal Investment Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Additional Information Regarding Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. Movements in the stock market may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Fund’s investments are subject to the following market-related risks, among others: significant earnings shortfalls or gains, inflation, recessions, government shutdowns, market closures, market manipulation and other fraudulent practices, trade disputes, tariff arrangements, sanctions, and cybersecurity attacks; geopolitical risks, including wars, military conflict, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; and widespread disease, including pandemics and epidemics. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks” in the Fund’s Prospectus.

Equity Securities Risk. U.S. equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Issuer Risk. The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Behavioral Strategy Risk. When taking investment positions, FullerThaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, FullerThaler generally focuses on certain markers of possible under-and over-reaction. Securities identified using this type of strategy may perform differently from the market as a whole based on the following: the criteria used in the analysis; whether the criteria used are successful in predicting investor behavior; the weight placed on each criterion; and changes in the criteria’s historical trends. The criteria used in implementing this strategy and the weight placed on those criteria may not be predictive of a security’s value, and the effectiveness of the criteria can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. There can be no guarantee that FullerThaler will be successful in applying behavioral finance principles to successfully predict investor behavior to exploit stock price anomalies.

ETF Risk. The Fund is subject to the performance of the ETFs in which it invests for the portion of the Fund’s assets that are so invested. Because the Fund invests its assets in shares of ETFs, the Fund indirectly owns the investments made by such ETFs. By investing in the Fund, you therefore indirectly assume the same types of risks as investing directly in such ETFs. The Fund’s investment performance is affected by the ETF’s investment performance. In addition, the Fund’s risks include the Underlying ETF’s principal risks.

Fee Layering Risk. When the Fund invests in another investment company such as a business development company or an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. Therefore, the Fund will incur additional expenses, some of which are duplicative of the Fund’s own operational expenses.

Growth Investing Risk. To the extent that the Fund invests in growth-oriented securities, the Adviser’s perception of the underlying companies’ growth potentials may be wrong, or the securities purchased may not perform as expected.

Mid-Cap Company Risk. Mid-cap companies involve greater risk of loss and price fluctuation than larger companies. Many of these companies are younger and have a more limited track record than larger companies. Their securities may trade less frequently and in more limited volume than those of more mature companies making them more volatile and more difficult to buy or sell at an acceptable price. These companies may also lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.

FullerThaler Behavioral Mid-Cap Equity Fund

FullerThaler Behavioral Mid-Cap Equity Fund	Summary Prospectus January 28, 2026

Liquidity Risk. The lack of an active market for investments may cause delay in disposition or force a sale below fair value. In the Adviser’s view, the smaller capitalization stocks within the Fund’s mid cap universe (which constitute greater than 5% of the mid-capitalization universe) have liquidity risk. In addition, because the Fund is expected to hold less than 140 mid-capitalization equity securities, it may become capacity constrained in the future if the Fund is successful in gathering assets.

Management Risk. The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

New Fund Risk. The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Fund or the companies in which it invests.

REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT and other real-estate related investments.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically will invest the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. The Fund bears the risk that the value of the investments made with collateral may decline.

Value Investing Risk. The determination that a security is undervalued is subjective. Investments in “value” securities may never reach what the Adviser believes are their full fair market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors, decrease in value, and underperform growth stocks during given periods.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Institutional Shares from year to year.

The table shows the average annual returns of the Institutional Shares for the periods of 1 Year, 5 Years and Since Inception compared to a broad-based market index, as applicable. The Fund’s A Shares, C Shares, and R6 Shares have not yet commenced operations and are not yet available for purchase. Performance information for A Shares, C Shares, and R6 Shares will be included when the respective share class has been operational for a full calendar year. The Fund’s A Shares, C Shares, and R6 Shares would have substantially similar annual returns to the Institutional Share class presented herein because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

Visit www.fullerthalerfunds.com for more current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

FullerThaler Behavioral Mid-Cap Equity Fund

FullerThaler Behavioral Mid-Cap Equity Fund	Summary Prospectus January 28, 2026

Mid-Cap Equity Fund

Calendar Year Total Returns – Institutional Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest	1/1/2024 – 3/31/2024	11.45%
Lowest	4/1/2024 – 6/30/2024	(5.28)%

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended 12/31/2025)

	1 Year	Since Inception(1)
Mid-Cap Equity Fund
Institutional Shares - Before Taxes	12.89%	16.78%
Institutional Shares - After Taxes on Distributions(2)	12.80%	16.67%
Institutional Shares - After Tax on Distributions and Sale of Fund Shares(2)	7.69%	13.05%
R6 Shares - Before Taxes(1)	N/A	N/A
A Shares - Before Taxes(1)	N/A	N/A
C Shares - Before Taxes(1)	N/A	N/A
Russell 1000® Equal Weight Index (reflects no deduction for fees, expenses or taxes)(3)	11.13%	16.17%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)(4)	10.60%	18.24%

(1)	The inception date of Fund’s Institutional Shares is October 2, 2023. The Fund’s Class A Shares, Class C Shares, and R6 Shares have not yet commenced operations and are not yet available for purchase. The Fund’s A Shares, Class C Shares, and R6 Shares will be offered for sale at a later date. Performance for A Shares, C Shares, and R6 Shares will be included when the respective share class has been operational for a full calendar year.
(2)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Shares only. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. After-tax returns for other share classes will vary.
(3)	The Fund does not intend to deliver similar risk characteristics to the Russell 1000® Equal Weight Index which is a benchmark only for regulatory purposes. The Russell 1000® Equal Weight Index methodology equally weights each industry within the index and then equally weights the companies within each industry. The Russell 1000® Equal Weight Index is re-weighted on a quarterly basis. The Russell 1000® Equal Weight Index is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The inception date used for the Russell 1000® Equal Weight Index is October 2, 2023, the inception date of the Fund’s Institutional Shares.
(4)	The Russell Midcap® Index is a widely recognized unmanaged index of equity securities that measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000® companies, as of the most recent constitution. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance characteristics of the true mid-cap opportunity set. The Russell Midcap® Index is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The inception date used for the Russell MidCap® Index is October 2, 2023, the inception date of the Fund’s Institutional Shares.

FullerThaler Behavioral Mid-Cap Equity Fund

FullerThaler Behavioral Mid-Cap Equity Fund	Summary Prospectus January 28, 2026

Management of the Fund

Investment Manager. Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”)

Portfolio Managers

●	Raife Giovinazzo, Ph.D., CFA, Managing Partner of the Adviser and Lead Portfolio Manager of the Fund, has managed the Fund since its inception.

●	Fred Stanske, CFA, Partner of the Advisor and Back-Up Portfolio Manager has served as Back-Up Portfolio Manager of the Fund since its inception.

●	Jasmine Zhang, CFA, Senior Investment Analyst of the Adviser, has served as an analyst for the Fund since its inception.

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment

A Shares: $1,000 for most account types C Shares: $1,000 for most account types Institutional Shares: $100,000 for most account types R6 Shares: $1,000,000 for most account types	A Shares: $50 for all account types C Shares: $50 for all account types Institutional Shares: $50 for all account types R6 Shares: $50 for all account types

●	Investments in A Shares and C Shares may be made only through your dealer or financial adviser. Other share classes may also be purchased directly from the Fund.

●	Minimum investment requirements are waived for any qualified group retirement plan. Minimum investment requirements may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For additional information regarding waiver of investment minimums, please see “Classes of Shares” in the Fund’s Prospectus.

To Place Buy or Sell Orders

By mail:	FullerThaler Behavioral Mid-Cap Equity Fund
c/o Ultimus Fund Solutions, LLC
PO Box 46707
Cincinnati, OH 45246
By Phone:	1-888-912-4562

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FullerThaler Behavioral Mid-Cap Equity Fund

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